UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2014

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.01 — COMPLETION OF AQUISITION OR DISPOSITION OF ASSETS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 2.01 — COMPLETION OF AQUISITION OR DISPOSITION OF ASSETS

On July 3, 2014, Calpine Corporation (“Calpine”) completed the sale of six of its power plants in the Southeast segment to NatGen Southeast Power LLC, a wholly-owned subsidiary of LS Power Equity Partners III. The purchase and sale agreement, dated April 17, 2014 (the “Agreement”), stipulates the sale of 100% of the limited liability company interests in (i) Mobile Energy LLC, (ii) Santa Rosa Energy Center, LLC, (iii) Carville Energy, LLC, (iv) Decatur Energy Center, LLC, (v) Columbia Energy LLC and (vi) Calpine Oneta Power, LLC, assets comprising 3,498 MW of combined-cycle generation capacity in Oklahoma, Louisiana, Alabama, Florida and South Carolina for a sale price of approximately $1.57 billion in cash, plus an additional approximately $4 million for working capital. In accordance with the Agreement, Calpine may also be required to make up to $16 million in future cash payments for certain planned maintenance events. The foregoing description of the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein, does not purport to be complete and is qualified in its entirety by reference thereto.

The required unaudited pro forma financial information giving effect to the foregoing transaction is set forth below under Item 9.01

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro forma financial information

The following unaudited pro forma consolidated condensed financial statements are being provided as Exhibit 99.1 and are incorporated herein by reference:

(1)	Unaudited pro forma consolidated condensed statements of operations for the three months ended March 31, 2014 and the year ended December 31, 2013

(2)	Unaudited pro forma consolidated condensed balance sheet as of March 31, 2014

(3)	Notes to the unaudited pro forma consolidated condensed statements of operations and balance sheet

(d)	Exhibits

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated April 17, 2014, among Calpine Corporation, Calpine Project Holdings, Inc., Calgen Expansion Company, LLC and NatGen Southeast Power LLC.

10.2	Calpine Guarantee, dated April 17, 2014

10.3	LS Power Equity Partners Guarantee, dated April 17, 2014

10.4	Confidentiality and Non-Disclosure Agreement, dated February 19, 2014

10.5	Amendment to Confidentiality and Non-disclosure Agreement, dated April 17, 2014

99.1	Unaudited Pro Forma Consolidated Condensed Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: July 7, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated April 17, 2014, among Calpine Corporation, Calpine Project Holdings, Inc., Calgen Expansion Company, LLC and NatGen Southeast Power LLC.

10.2	Calpine Guarantee, dated April 17, 2014

10.3	LS Power Equity Partners Guarantee, dated April 17, 2014

10.4	Confidentiality and Non-Disclosure Agreement, dated February 19, 2014

10.5	Amendment to Confidentiality and Non-disclosure Agreement, dated April 17, 2014

99.1	Unaudited Pro Forma Consolidated Condensed Financial Statements

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